LIMITED LIABILITY COMPANY INTERESTS

LIMITED LIABILITY COMPANY INTERESTS

Certificate Number
WWWW 00000368

Limited Liability Company Interests
600620**
****600620****
*****600620***
******600620**

NEXTWAVE WIRELESS LLC

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

MR SAMPLE & MRS SAMPLE &
MR SAMPLE & MRS SAMPLE

SEE REVERSE FOR CERTAIN DEFINITIONS AND OR RESTRICTIVE LEGENDS

is the owner of

***SIX HUNDRED THOUSAND
SIX HUNDRED AND TWENTY***

LIMITED LIABILITY COMPANY INTERESTS, OF

NextWave Wireless LLC, transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

President and Chief Executive Officer

NextWave Wireless Limited Liability Company
SEAL
DELAWARE
2004

DATED <<Month Day, Year>>

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC.
(CHICAGO)
TRANSFER AGENT AND REGISTRAR,

Secretary

By ______________________
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

14969

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH LIMITED LIABILITY COMPANY INTEREST HOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE LIMITED LIABILITY COMPANY INTEREST OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUESTS SHALL BE MADE TO THE COMPANY'S SECRETARY AT THE PRINCIPAL OFFICE OF THE COMPANY.

THE INTERESTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, DATED AS OF APRIL 13, 2005, BY AND AMONG THE MEMBERS OF NEXTWAVE WIRELESS LLC. A COPY OF SUCH AGREEMENT MAY BE OBTAINED FROM NEXTWAVE WIRELESS AT ITS PRINCIPAL EXECUTIVE OFFICES. ANY TRANSFEREE OF THE INTERESTS REPRESENTED BY THIS CERTIFICATE SHALL BE DEEMED TO AGREE TO BE BOUND BY THE TERMS OF THE AGREEMENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- ....Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors Act ....
(State)

UNIF TRF MIN ACT ....Custodian (until age. . .). . . . .
(Cust) (Minor)
under Uniform Transfers to Minors Act. . . . .
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

____

____

____ Interests

represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said interests on the books of the within-named Company with full power of substitution in the premises.

Dated: ___________________________20_________ Signature: ____

Signature(s) Guaranteed: Signature: ____

BY:____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Notice: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

